(ICON)

Prudential
Institutional
Liquidity
Portfolio, Inc.

-------------------------
Institutional Money
Market Series

ANNUAL
REPORT
March 31, 1999

(LOGO)

Prudential Institutional Liquidity Portfolio, Inc.
Institutional Money Market Series

Performance At A Glance
During our fiscal year ended March 31, 1999, money market yields trended lower. Yields began to fall dramatically after the Federal
Reserve cut a key short-term interest rate three times in the autumn of 1998 to protect the U.S. economy from the threat of a deepening global financial crisis. Despite these challenging market conditions, your Prudential Institutional Liquidity Portfolio--
Institutional Money
Market Series provided a better-than-average yield.

Fund Facts                                As of 3/31/99
                               7-Day          Net Asset
Weighted Avg.    Net Assets
                             Current Yld.    Value (NAV)
Mat. (WAM)      (Millions)
PILP Class A                    4.82%           $1.00
69 Days       $  361.2
PILP Class I                    4.87%           $1.00
69 Days       $1,750.2
IBC Financial Data
Institutional-Only Universe
Avg. (1st & 2nd Tier)*          4.63%           $1.00
55 Days         N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in PILP is not insured or guaranteed by the Federal Deposit Insurance
Corporation
or any other government agency. Although PILP seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in PILP.

* IBC Financial Data reports a seven-day current yield, NAV, and
WAM on Tuesdays. This is the data of all funds in the International Business Communications (IBC) Financial Data
Institutional-Only Universe Average (1st & 2nd Tier) category as of March 30, 1999.

Money fund yields trended low
(GRAPH)

How Investments Compared
(As of 3/31/99)
(GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value;
they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Portfolio Manager's Report
(PHOTO)

Manolita Brasil
Fund Manager

Investment Goals and Style
The Prudential Institutional Liquidity Portfolio--
Institutional Money Market
Series seeks high current income consistent with the preservation of principal and liquidity. The Series is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government, its agencies, and major corporations and commercial banks of the United States and foreign countries. Maturities can range from one day to a maximum of 13 months. We typically purchase securities rated in one of the two highest rating categories by at least two major, independent rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Series will achieve its investment objective.

Market Review
Quarter-end purchases helped us
As our fiscal year began in April 1998, the Federal Reserve was considering raising the Federal funds rate which is the rate U.S.
banks charge each other for overnight loans. Increasing this key short-term rate would boost borrowing costs which, in turn, could slow the brisk pace of U.S. economic growth and head off higher inflation. We had planned to take advantage of any attractive buying opportunities that emerged as money market yields rose along with the Federal funds rate. However, the economic expansion began to slow in the spring as a financial crisis in Asia caused overseas demand for American-made goods to dwindle. Since the economy had begun to cool, there was little need to raise the Federal funds rate.Fortunately for us, good buying opportunities often occur at the end of each calendar quarter when concurrent factors briefly drive money market yields higher. For example, some companies borrowed cash at quarter end to make their balance sheets look healthier. Their demand for cash temporarily drove up the cost of borrowing so that money market securities provided very attractive yields. As yields climbed at the end of March and June of 1998, we bought one-year securities at "fire-sale" prices.
These purchases represented good value when you consider that the Federal Reserve did not increase the Federal funds rate as expected.

We should have continued
to buy aggressively
We should have kept purchasing longer-term money market securities in July and early August before their yields unexpectedly began to tumble because the financial crisis spread beyond Asia.
Investors reacted by selling stocks and riskier bonds and purchasing the safest investments such as the highest-quality money market securities. Yields on money market securities also slid amid expectations the Federal funds rate would be lowered to stimulate U.S. economic growth and help calm global financial markets. Because we disagreed with this outlook for monetary policy, we avoided purchasing longer-term money market securities during this time.
After all, the Federal Reserve had considered increasing the key short-term rate earlier in the year and the economy had remained quite resilient.

In the autumn of 1998, however, the Federal Reserve was compelled to lower the Federal funds rate by a quarter percentage point three times, leaving the key rate at 4.75%. This pushed money market yields even lower. We regretted not locking in yields on longer-term money market securities in July and early August. Had we purchased these securities, the Series' weighted average maturity (WAM) would have lengthened, rather than shortened substantially. WAM takes into account the maturity of each security held by a fund. It is a measurement tool that determines a fund's sensitivity to fluctuations in interest rates.
Having a longer WAM would have enabled the Series' yield to remain higher for a longer time as money market yields declined in the autumn of 1998.

Bargain-hunting enhanced
our yield
The Federal-funds-rate cuts seemed to reassure investors so much that they began to sell the safest securities and purchase stocks and other riskier assets. Although money market yields lingered at low levels in December, we were still able to buy securities with attractive yields that matured in January and February as companies anxious to borrow money over year end paid handsomely to do so.

In the new year, equity, fixed-income, and currency markets continued to recover from the global financial crisis, allowing investors to focus once again on the unrelenting strength of the U.S. economy. Many investors believed the next change in U.S monetary policy would be an increase in the Federal funds rate to curb robust U.S. economic growth and keep inflation in check. With this in mind, they began to nudge money market yields higher.

Meanwhile, we believed the Federal Reserve would not raise short-term rates anytime soon, because inflation remained at low levels and the global economy was still fragile. We, therefore, viewed the rise in money market yields as a buying opportunity, and locked in attractive yields on one-year bank securities in January and February.
These year-end and new-year bargains substantially lengthened the Series' WAM and boosted its yield.

Weighted average maturity compared to the average institutional fund
(GRAPH)

Looking Ahead
Good buying opportunities seen
Continued brisk U.S. economic growth raises the risk for higher inflation, and lends credence to the view that the Federal Reserve might increase the Federal funds rate to keep the economy from overheating. The U.S. central bank recently announced it is considering raising short-term interest rates. Consequently, we believe investors will push up money market yields in response to any new data indicating the economy remains robust. We stand ready to take advantage of any attractive buying opportunities.

A Message to Our Shareholders                     May 19,
1999
(PHOTO)

Dear Shareholder:
As 1999 began, major index advances have been driven by the stocks of a handful of very large companies. These stocks were getting more and more expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies, and between growth and value stocks.
In recent months, however, that gap has started to narrow amid news of strong economic growth.

Our current economic environment has prompted many investors to turn to value stocks that typically fare better in a growing economy, and have been selling at a significant discount to the market.

Many sectors of the bond market have also begun to rebound from last year's global financial crisis. Furthermore, while bonds have not generated higher returns than stocks in recent years, they have demonstrated that they hold up better during market downturns. That's a thought to keep in mind going forward.

Diversification is critical
History shows that the markets generally bring prices in line with earnings performance, sooner or later. It also shows that two investment styles--value and growth--typically alternate in periods of superior performance.

What does this suggest? Instead of chasing popular market winners, investors should have a well-diversified asset allocation strategy in place and keep to it. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance.
A properly diversified portfolio of value- and growth-oriented equity funds, bond funds, and money market funds could help you weather inevitable market turbulence and receive more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify. We have also designed several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
Chief Investment Officer
Prudential Investments

Portfolio of Investments     PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
as of March 31, 1999         INSTITUTIONAL MONEY MARKET
SERIES
------------------------------------------------------------
-------------------
------------------------------------------------------------
-------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Bank Notes--7.1%
             American Express Centurion Bank
$   14,000   4.935%, 4/8/99(b)                    $
14,000,000
             Comerica Bank of Detroit
    10,000   4.8175%, 4/19/99(b)
9,998,236
             FCC National Bank
    25,000   5.12%, 2/23/00
24,992,428
    17,000   5.14%, 3/22/00
16,994,431
             First Union National Bank
    30,000   4.945%, 5/19/99(b)
30,000,000
             Harris Trust & Savings of Chicago
    40,101   5.05%, 2/14/00
40,090,867
             Nationsbank, N.A.
    13,000   5.03609%, 4/1/99(b)
12,997,889
                                                  ----------
----

149,073,851
------------------------------------------------------------
Certificates Of Deposit - Domestic--0.5%
             Morgan Guaranty Trust Co.
    10,900   4.63%, 10/22/99
10,872,477
------------------------------------------------------------
Certificates Of Deposit - Eurodollar--1.6%
             Abbey National Treasury Services
                PLC
    33,000   4.90%, 6/29/99
33,000,000
------------------------------------------------------------
Certificates Of Deposit - Yankee--12.8%
             Banque Nationale de Paris
    25,000   4.89%, 5/3/99
25,000,000
             Barclays Bank PLC
    18,000   4.8275%, 4/2/99(b)
17,997,584
             Bayerische Landesbank Girozentrale
     5,000   4.8125%, 4/12/99(b)
4,999,441
    23,000   4.80438%, 4/30/99(b)
22,995,463
     3,000   5.645%, 7/22/99
3,004,242
             Canadian Imperial Bank of Commerce
     5,000   5.73%, 4/27/99
5,001,993
             Commerzbank AG
    20,000   5.14%, 9/15/99
20,005,979
             Deutsche Bank
    15,000   5.01%, 1/24/00
14,995,276
             Deutsche Bank
$    5,000   4.97%, 2/2/00                        $
4,994,671
    25,000   4.98%, 2/2/00
24,993,913
    10,000   5.10%, 2/18/00
9,997,015
             Royal Bank of Canada
    23,000   4.84%, 4/6/99(b)
22,994,568
    50,000   4.99%, 1/31/00
49,987,944
             Svenska Handelsbanken, Inc.
     4,000   5.79%, 5/7/99
4,002,342
             Swiss Bank Corp.
     2,000   5.68%, 6/4/99
2,001,613
    20,000   5.74%, 6/11/99
19,997,765
             Toronto Dominion Bank
    10,000   5.02%, 2/4/00
9,997,551
     8,000   5.06%, 2/10/00
7,997,338
                                                  ----------
----

270,964,698
------------------------------------------------------------
Commercial Paper--39.4%
             Aon Corp.
    21,091   4.85%, 4/20/99
21,037,013
    10,000   4.90%, 4/27/99
9,964,611
    24,055   4.93%, 5/6/99
23,939,703
             Associates First Capital Corp.
    35,000   4.85%, 5/17/99
34,783,097
    10,000   4.88%, 5/24/99
9,928,156
             Bank One Corp.
    27,200   4.81%, 6/28/99
26,880,188
             BankAmerica Corp.
    10,000   4.84%, 8/25/99
9,803,711
             Barton Capital Corp.
     8,955   4.90%, 4/27/99
8,923,309
             BBL North America, Inc.
    22,000   4.80%, 5/3/99
21,906,133
             Bradford & Bingley Building
                Society
     5,000   4.84%, 5/24/99
4,964,372
             Chrysler Financial Co. LLC
     6,700   4.83%, 5/28/99
6,648,762
             CIT Group Holdings, Inc.
    15,000   4.80%, 5/14/99
14,914,000
             Clipper Receivables Corp.
     1,374   5.00%, 4/16/99
1,371,138

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     3

Portfolio of Investments     PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
as of March 31, 1999         INSTITUTIONAL MONEY MARKET
SERIES
------------------------------------------------------------
-------------------
------------------------------------------------------------
-------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             Countrywide Home Loan, Inc.
$   13,089   4.90%, 4/28/99                       $
13,040,898
    11,000   4.89%, 5/20/99
10,926,786
    12,666   4.90%, 5/24/99
12,574,629
    25,000   4.92%, 5/24/99
24,818,917
             Daimler Chrysler North America
                Hldgs.
    32,000   4.85%, 6/29/99
31,616,311
    20,000   4.85%, 6/29/99
19,760,194
             General Electric Capital Corp.
    40,000   5.12%, 4/1/99
40,000,000
     4,300   5.05%, 4/7/99
4,296,381
    15,000   4.85%, 4/26/99
14,949,479
             GTE Corp.
    32,000   4.93%, 5/10/99
31,829,093
             Hertz Corp.
    20,008   5.05%, 4/5/99
19,996,773
             ING America Insurance Holdings,
                Inc.
    18,780   4.925%, 6/24/99
18,564,186
     1,580   4.87%, 9/15/99
1,544,306
             Merrill Lynch & Co., Inc.
    14,274   4.90%, 4/13/99
14,250,686
             Mont Blanc Capital Corp.
    21,583   4.95%, 4/12/99
21,550,356
    17,000   4.88%, 5/21/99
16,884,778
             Monte Rosa Capital Corp.
    59,000   4.95%, 4/28/99
58,780,962
             Morgan Stanley Dean Witter
    50,000   4.85%, 5/20/99
49,669,931
             Nordbanken North America, Inc.
    50,000   4.87%, 5/18/99
49,682,097
             Novartis Finance Corp.
    15,813   4.90%, 4/21/99
15,769,954
    30,000   4.90%, 4/26/99
29,897,917
             Preferred Receivables Funding
                Corp.
    12,000   4.92%, 4/22/99
11,965,560
             Receivables Capital Corp.
     7,631   4.88%, 5/10/99
7,590,657
             Toronto Dominion Hldgs.
    23,343   4.90%, 6/4/99
23,139,657
    20,000   4.90%, 6/8/99
19,814,889
             UBS Finance, Inc.
     3,450   4.80%, 5/24/99
3,425,620
             Variable Funding Capital Corp.
$    5,956   5.00%, 4/15/99                       $
5,944,419
             Wells Fargo & Co.
    13,180   5.04%, 4/30/99
13,126,489
    13,000   4.82%, 5/28/99
12,900,788
             Windmill Funding Corp.
    18,000   4.86%, 6/3/99
17,846,910
    21,524   4.85%, 6/23/99
21,283,320
                                                  ----------
----

832,507,136
------------------------------------------------------------
Loan Participations--0.6%
             John Hancock Capital Corp.
    13,000   5.14031%, 4/14/99(b)/(c)
                (cost $13,000,000, date
                purchased 1/14/99)
13,000,000
------------------------------------------------------------
Other Corporate Obligations--19.5%
             Abbey National Treasury Services
                PLC
    33,000   5.72%, 6/11/99
32,995,082
             Associates Corp. of North America
    30,000   4.78%, 4/23/99(b)
29,998,275
     6,500   8.25%, 6/1/99(b)
6,632,857
             Bishops Gate Residental Mortgage
                Trust 1998-2A
    13,000   5.16344%, 4/1/99(b)
13,000,000
             Chrysler Financial Co. LLC
    13,000   9.50%, 6/15/99
13,394,293
    32,000   6.375%, 7/28/99
32,338,868
             CIT Group Holdings, Inc.
     8,750   5.875%, 6/9/99
8,795,922
             Ford Motor Credit Co.
     5,000   5.83%, 9/15/99
5,032,688
             General Electric Capital Corp.
     9,000   4.905%, 6/9/99(b)
8,999,214
    36,000   4.98%, 6/9/99(b)
36,000,000
             Goldman Sachs Group, L.P.
    21,000   5.0675%, 4/19/99(b)/(c)
                (cost $21,000,000, date
                purchased 6/3/96)
21,000,000
             IBM Credit Corp.
    25,000   4.87%, 4/5/99(b)
24,999,819
             International Lease Finance Corp.
     3,000   5.22625%, 6/2/99(b)
3,001,288
    12,055   5.75%, 6/15/99
12,109,583

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

Portfolio of Investments     PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
as of March 31, 1999         INSTITUTIONAL MONEY MARKET
SERIES
------------------------------------------------------------
-------------------
------------------------------------------------------------
-------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Other Corporate Obligations (cont'd.)
             Restructured Asset Securities
$   31,000   4.9525%, 4/2/99(b)/(c)
                (cost $31,000,000, date
                purchased 8/28/98)                $
31,000,000
    37,000   5.0525%, 4/12/99(b)/(c)
                (cost $37,000,000, date
                purchased 12/23/98)
37,000,000
             Short-Term Repackaged Asset Trust
                1998-E
    18,000   4.93625%, 4/19/99(b)/(c)
                (cost $18,000,000, date
                purchased 9/23/98)
18,000,000
             Strategic Money Market Trust
    24,974   1999-B, 5.10052%, 6/15/99(b)/(c)
                (cost $24,974,000, date
                purchased 3/5/99)
24,974,000
    52,000   1998-A, 5.10%, 6/16/99(b)/(c)
                (cost $52,000,000, date
                purchased 12/16/98)
52,000,000
                                                  ----------
----

411,271,889
------------------------------------------------------------
Repurchase Agreement(d)--0.7%
    15,000   J.P. Morgan Securities, 5.0%,
                dated 3/31/99, due 4/5/99, in
                the amount of $15,010,417 (cost
                $15,000,000, value of
                collateral including accrued
                interest-$15,300,001)
15,000,000
------------------------------------------------------------
Time Deposit - Eurodollar--17.5%
             Banque Nationale de Paris
    70,000   5.25%, 4/1/99
70,000,000
             Deutsche Bank
    49,000   5.125%, 4/1/99
49,000,000
             Societe Generale
    95,000   5.125%, 4/1/99
95,000,000
             State Street Bank & Trust Co.
    55,041   5.00%, 4/1/99
55,041,000
             Suntrust Bank
   100,000   5.25%, 4/1/99
100,000,000
                                                  ----------
----

369,041,000
------------------------------------------------------------
Total Investments--99.7%
             (amortized cost $2,104,731,051(a))
2,104,731,051
             Other assets in excess of
                liabilities--0.3%
6,664,873
                                                  ----------
----
             Net Assets--100%
$2,111,395,924
                                                  ----------
----
                                                  ----------
----

(a) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(b) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $196,974,000.
    The aggregate value ($196,974,000) is approximately 9.3% of net assets.
(d) Repurchase Agreement collateralized by U.S. Treasury or
Federal agency
    obliations.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of March
31, 1999 was as
follows:

Commercial Banks...................................   54.3%
Asset Backed Securities............................    9.6
Short-Term Business Credit.........................    6.1
Motor Vehicle Parts................................    5.2
Securities Brokers & Dealers.......................    4.0
Personal Credit Institutions.......................    3.9
Mortgage Banks.....................................    2.9
Accident & Health Insurance........................    2.6
Pharmaceuticals....................................    2.1
Insurance Agent....................................    1.7
Phone Communications...............................    1.5
Office Machines....................................    1.2
Fire, Marine, Casualty Insurance...................    1.0
Auto Rental & Leasing..............................    0.9
Equipment Rental & Leasing.........................    0.7
Finance Services...................................    0.7
Repurchase Agreement...............................    0.7
Insurance..........................................    0.6
                                                     -----
                                                      99.7
Other assets in excess of liabilities..............    0.3
                                                     -----
                                                     100.0%
                                                     -----
                                                     -----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

Statement of Assets and       PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
Liabilities                   INSTITUTIONAL MONEY MARKET
SERIES
------------------------------------------------------------
--------------------

Assets
March 31, 1999
Investments, at amortized cost which approximates market
value.............................................
$2,104,731,051
Interest
receivable..................................................
 ......................................          9,249,514
Due from
manager.....................................................
 ......................................            197,872
Deferred expenses and other
assets......................................................
 ...................             11,160

--------------
   Total
assets......................................................
 ......................................      2,114,189,597

--------------
Liabilities
Dividends
payable.....................................................
 .....................................          2,190,993
Accrued expenses and other
liabilities.................................................
 ....................            594,556
Distribution fee
payable.....................................................
 ..............................              8,124

--------------
   Total
liabilities.................................................
 ......................................          2,793,673

--------------
Net
Assets......................................................
 ...........................................
$2,111,395,924

--------------

--------------
Net assets were comprised of:
   Common stock, at
par.........................................................
 ...........................      $   2,111,396
   Paid-in capital in excess of
par.........................................................
 ...............      2,109,284,528

--------------
Net assets, March 31,
1999........................................................
 .........................      $2,111,395,924

--------------

--------------
Class A:
Net asset value, offering and redemption price per share
   ($361,167,204 / 361,167,204 shares of common stock issued
and outstanding)..............................
$1.00

--------------

--------------
Class I:
Net asset value, offering and redemption price per share
   ($1,750,228,720 / 1,750,228,720 shares of common stock
issued and outstanding)..........................
$1.00

--------------

--------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
INSTITUTIONAL MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                    Year
Ended
Net Investment Income                             March 31,
1999
Income
   Interest....................................    $
92,925,412
                                                  ----------
----
Expenses
   Management fee..............................
3,435,107
   Distribution fee--Class A...................
296,966
   Registration fees...........................
531,000
   Transfer agent's fees and expenses..........
250,000
   Custodian's fees and expenses...............
146,000
   Reports to shareholders.....................
60,000
   Legal fees and expenses.....................
50,000
   Audit fee and expenses......................
25,000
   Insurance expenses..........................
22,000
   Directors' fees.............................
12,000
   Miscellaneous...............................
9,738
                                                  ----------
----
      Total expenses...........................
4,837,811
   Less: Expense subsidy (Note 4)..............
(1,104,375)
      Management fee waiver (Note 2)...........
(858,777)
      Distribution fee waiver (Note 2).........
(173,230)
                                                  ----------
----
      Net expenses
2,701,429
                                                  ----------
----
Net investment income..........................
90,223,983
                                                  ----------
----
Net Realized Gain on Investments
Net realized gain on investment transactions...
33,231
                                                  ----------
----
Net Increase in Net Assets
Resulting from Operations......................    $
90,257,214
                                                  ----------
----
                                                  ----------
----


PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
INSTITUTIONAL MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                  Year Ended March 31,
in Net Assets                       1999               1998
Operations
   Net investment income....  $     90,223,983    $
45,040,087
   Net realized gain on
      investment
      transactions..........            33,231
5,299
                              ----------------    ----------
-----
   Net increase in net
      assets resulting from
      operations............        90,257,214
45,045,386
                              ----------------    ----------
-----
Dividends and distributions (Note 1)
      Class A...............       (12,867,746)
(11,814,111)
      Class I...............       (77,389,468)
(33,231,275)
                              ----------------    ----------
-----
                                   (90,257,214)
(45,045,386)
                              ----------------    ----------
-----
Fund share transactions (net
   of conversions) (Note 5)
   Net proceeds from shares
      sold..................    14,846,339,434
8,138,663,244
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions.........        78,273,080
41,968,951
   Cost of shares
      reacquired............   (13,864,423,952)
(7,607,469,838)
                              ----------------    ----------
-----
   Net increase in net
      assets from Fund share
      transactions..........     1,060,188,562
573,162,357
                              ----------------    ----------
-----
Total increase..............     1,060,188,562
573,162,357
Net Assets
Beginning of year...........     1,051,207,362
478,045,005
                              ----------------    ----------
-----
End of year.................  $  2,111,395,924    $
1,051,207,362
                              ----------------    ----------
-----
                              ----------------    ----------
-----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     7

                              PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
Notes to Financial Statements INSTITUTIONAL MONEY MARKET
SERIES
------------------------------------------------------------
--------------------
Prudential Institutional Liquidity Portfolio, Inc. (the
'Fund') is registered
under the Investment Company Act of 1940 as an open-end,
diversified management
investment company. The Fund consists of two series--the
Institutional Money
Market Series (the 'Series') and the Liquid Assets Series.
The Liquid Assets
Series has not yet begun operations. The investment
objective of the Series is
high current income consistent with the preservation of
principal and liquidity.
The Series invests primarily in money market instruments
maturing in 13 months
or less whose ratings are within the 2 highest ratings
categories by a
nationally recognized statistical rating organization or, if not rated, are of
comparable quality. The ability of the issuers of the
securities held by the
Series to meet their obligations may be affected by economic developments in a
specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuation: Portfolio securities are valued at
amortized cost, which
approximates market value. The amortized cost method
involves valuing a security
at its cost on the date of purchase and thereafter assuming
a constant
amortization to maturity of any discount or premium. Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains and losses on
sales of investments
are calculated on the identified cost basis. Interest income is recorded on the
accrual basis. Expenses are recorded on the accrual basis
which may require the
use of certain estimates by management.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Federal Income Taxes: For federal income tax purposes, each
Series in the Fund
is treated as a separate taxpaying entity. It is the intent
of the Series to
continue to meet the requirements of the Internal Revenue
Code applicable to
regulated investment companies and to distribute all of its
taxable net income
to its shareholders. Therefore, no federal income tax
provision is required.
Dividends and Distributions: The Series declares all of its
net investment
income and net realized short-term capital gains or losses,
if any, as dividends
daily to its shareholders of record at the time of such
declaration. Payment of
dividends is made monthly. The Fund does not expect to
realize long-term capital
gains or losses.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the subadviser's performance of such
services. PIFM has entered into a subadvisory agreement with
The Prudential
Investment Corporation ('PIC'); PIC furnishes investment
advisory services in
connection with the management of the Fund. PIFM pays for
the cost of the
subadviser's services, the compensation of officers of the
Fund, occupancy and
certain clerical and bookkeeping costs of the Fund. The Fund bears all other
costs and expenses.
The management fee paid to PIFM is computed daily and
payable monthly, at an
annual rate of .20 of 1% of the average daily net assets of
the Series. PIFM has
agreed to waive a portion (.05 of 1% of the Series' average
daily net assets) of
its management fee, which amounted to $858,777 ($.0004 per
share) for the year
ended March 31, 1999. The Series is not required to
reimburse PIFM for such
waiver.
The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class A and
Class I shares of the
Fund through May 31, 1998. Prudential Investment Management
Services LLC
('PIMS') became the distributor of the Fund effective June
1, 1998 and is
serving the Fund under the same terms and conditions as
under the arrangement
with PSI. The Fund compensated PSI and PIMS for distributing and servicing the
Fund's Class A shares, pursuant to the plan of distribution
at an annual rate of
 .12 of 1% of the Series' average daily net assets of the
Class A shares. PSI and
PIMS have agreed to waive a portion (.07 of 1% of the
Series' average daily net
assets) of the distribution fee, which amounted to $173,230
($.0005 per share)
for the year ended March 31, 1999. The Series is not
required to reimburse PSI
and PIMS for such waiver. The Class A distribution fee is
accrued daily and
payable monthly. No distribution or service fees are paid to
PIMS as distributor
of the Class I shares of the Fund.
PSI, PIMS, PIFM and PIC are indirect, wholly owned
subsidiaries of The
Prudential Insurance Company of America.
The Fund has an uncommitted credit agreement (the
'Agreement') with an
unaffiliated lender. The maximum commitment under the
Agreement
------------------------------------------------------------
--------------------
                                       8

                              PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
Notes to Financial Statements INSTITUTIONAL MONEY MARKET
SERIES
------------------------------------------------------------
--------------------
is $100,000,000. Interest on any such borrowings outstanding will be at market
rates. The purpose of the Agreement is to serve as an
alternative source of
funding for capital share redemptions. The Fund has not
borrowed any amounts
pursuant to the Agreement during the year ended March 31,
1999. The Fund does
not pay a fee for the credit facility.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the year ended
March 31, 1999, the
Series incurred fees of $240,000 for the services of PMFS.
As of March 31, 1999,
$20,000 of such fees were due to PMFS. Transfer agent fees
and expenses in the
Statement of Operations also include certain out-of-pocket
expenses paid to
nonaffiliates.
------------------------------------------------------------
Note 4. Expense Subsidy
PIFM has voluntarily agreed to subsidize operating expenses
so that total Series
operating expenses do not exceed .20% and .15% of the
average daily net assets
of the Class A and Class I shares, respectively. For the
year ended March 31,
1999, such reimbursement amounted to $1,104,375 ($.0005 per
share for Class A
and I shares; .06% of average net assets).
------------------------------------------------------------
Note 5. Capital
The Series offers Class A and Class I shares. Class A shareholders of the Series who qualify to purchase Class I shares will have their Class A shares exchanged for Class I shares on a quarterly basis.
There are 10 billion authorized shares of common stock, $.001 par value per share, divided into 5 billion authorized Class A shares and 5 billion authorized
Class I shares.
As of March 31, 1999, Prudential owned 2,219,340 Class I shares.
Transactions in shares of common stock (at $1 per share) were as follows:

                                                   Shares
                                                     and
                                                   Dollar
Class A                                            Amount
--------------------------------------------   -------------
--
Year ended March 31, 1999:
Shares sold.................................
912,064,251
Shares issued in reinvestment of dividends
  and distributions.........................
11,977,599
Shares reacquired...........................
(588,928,339)
                                               -------------
--
Net increase in shares outstanding before
  conversion................................
335,113,511
Shares reacquired upon conversion into Class
  I.........................................
(114,759,453)
                                               -------------
--
Net increase in shares outstanding..........
220,354,058
                                               -------------
--
                                               -------------
--
Year ended March 31, 1998:
Shares sold.................................
1,563,160,572
Shares issued in reinvestment of dividends
  and distributions.........................
12,370,105
Shares reacquired...........................
(1,279,737,241)
                                               -------------
--
Net increase in shares outstanding before
  conversion................................
295,793,436
Shares reacquired upon conversion into Class
  I.........................................
(633,025,295)
                                               -------------
--
Net decrease in shares outstanding..........
(337,231,859)
                                               -------------
--
                                               -------------
--
Class I
--------------------------------------------
Year ended March 31, 1999:
Shares sold.................................
13,934,275,183
Shares issued in reinvestment of dividends
  and
  distributions.............................
66,295,481
Shares reacquired...........................
(13,275,495,613)
                                               -------------
--
Net increase in shares outstanding before
  conversion................................
725,075,051
Shares issued upon conversion from Class
  A.........................................
114,759,453
                                               -------------
--
Net increase in shares outstanding..........
839,834,504
                                               -------------
--
                                               -------------
--
July 9, 1997(a) through March 31, 1998:
Shares sold.................................
6,575,502,672
Shares issued in reinvestment of dividends
  and distributions.........................
29,598,846
Shares reacquired...........................
(6,327,732,597)
                                               -------------
--
Net increase in shares outstanding before
  conversion................................
277,368,921
Shares issued upon conversion from Class
  A.........................................
633,025,295
                                               -------------
--
Net increase in shares outstanding..........
910,394,216
                                               -------------
--
                                               -------------
--

---------------
(a) Commencement of offering of Class I shares.
------------------------------------------------------------
--------------------
                                       9

                              PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
Financial Highlights          INSTITUTIONAL MONEY MARKET
SERIES
------------------------------------------------------------
--------------------

Class A                                   Class I
                                            ----------------
-------------------------------------------------     ------
----

Year Ended March 31,                            Year Ended
                                            ----------------
-------------------------------------------------     March
31,
                                                1999
1998         1997         1996         1995          1999
                                            -------------
--------     --------     --------     --------     --------
--
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....      $   1.000
$  1.000     $  1.000     $  1.000     $  1.000     $
1.000
Net investment income and net realized
   gains................................           .053(d)
 .055(d)      .050         .056         .046
 .053(e)
Dividends and distributions to
   shareholders.........................          (.053)
(.055)       (.050)       (.056)       (.046)         (.053)
                                            -------------
--------     --------     --------     --------     --------
--
Net asset value, end of period..........      $   1.000
$  1.000     $  1.000     $  1.000     $  1.000     $
1.000
                                            -------------
--------     --------     --------     --------     --------
--
                                            -------------
--------     --------     --------     --------     --------
--
TOTAL RETURN(a):........................           5.39%
5.63%        5.16%        5.72%        4.69%          5.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........      $ 361,167
$140,813     $478,045     $440,842     $476,229
$1,750,229
Average net assets (000)................      $ 247,471
$217,881     $449,393     $519,946     $402,678
$1,470,082
Ratios to average net assets:
   Expenses, including distribution
      fee...............................            .20%(d)
 .29%(d)      .46%         .43%         .46%
 .15%(e)
   Expenses, excluding distribution
      fee...............................            .15%(e)
 .21%(e)      .34%         .31%         .34%
 .15%(e)
   Net investment income................           5.20%(d)
5.42%(d)     5.03%        5.56%        4.67%
5.26%(e)

                                           July 9,
                                           1997(b)
                                           Through
                                          March 31,
                                            1998
                                          ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....  $  1.000
Net investment income and net realized
   gains................................      .041(e)
Dividends and distributions to
   shareholders.........................     (.041)
                                          ---------
Net asset value, end of period..........  $  1.000
                                          ---------
                                          ---------
TOTAL RETURN(a):........................      4.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........  $910,394
Average net assets (000)................  $814,138
Ratios to average net assets:
   Expenses, including distribution
      fee...............................       .15(c)/(e)
   Expenses, excluding distribution
      fee...............................       .15(c)/(e)
   Net investment income................      5.60(c)/(e)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day
    and a sale on the last day of each period reported and
includes reinvestment
    of dividends and distributions. Total returns for less
than a full year are
    not annualized.
(b) Commencement of offering of Class I shares.
(c) Annualized.
(d) Net of management and distribution fee waiver/expense
subsidy.
(e) Net of management fee waiver/expense subsidy.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     10

Report of Independent        PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
Accountants                  INSTITUTIONAL MONEY MARKET
SERIES
------------------------------------------------------------
--------------------
To the Shareholders and Board of Directors of Prudential Institutional Liquidity Portfolio, Inc.--
Institutional Money Market
Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Institutional Liquidity
Portfolio, Inc.--Institutional Money Market Series (the
'Fund') at March 31,
1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended March 31, 1996 were audited by other independent accountants, whose opinion dated May 9, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
May 20, 1999
------------------------------------------------------------
--------------------
                                       11

Getting The Most From Your Prudential Mutual Fund

How many times have you read these letters--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve
on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S.
dollars.

Getting The Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative.
Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction--there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com


Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters

Officers
Robert F. Gunia, President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report, and information about the
Fund's portfolio holdings, are for the period covered by this report, and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

744350109    MF137E
744350604